SUPPLEMENT TO THE PROSPECTUS OF

EVERGREEN BALANCED FUNDS

I.              Evergreen Balanced Fund (the "Fund")

                Effective July 1, 2006, First International Advisors, LLC d/b/a Evergreen International Advisors will serve as an additional sub-advisor to the Fund.

                The following information is added to the section entitled “Sub-Advisor” in the “FUND FACTS” section of the Fund’s prospectus:

Evergreen International Advisors

                The following information is added to the section entitled “Portfolio Managers” in the “FUND FACTS” section of the Fund’s prospectus:

Anthony Norris

Peter Wilson

Alex Perrin

Michael Lee

The following information is added to the section entitled “THE FUND’S SUB-ADVISOR” in the Fund’s prospectus:

First International Advisers, LLC d/b/a Evergreen International Advisors (Evergreen International) is a sub-advisor to the Fund with respect to the international fixed income portion of the Fund. Evergreen International managed approximately $1.5 billion in assets for the Evergreen funds as of 12/31/2005. Evergreen International is located at 3 Bishopsgate, London EC2N 3AB.

                EIMC pays a portion of its advisory fee to Evergreen International for its services.

                The following information is added to the section entitled “THE FUND’S PORTFOLIO MANAGERS” in the Fund’s prospectus:

The team at Evergreen International responsible for managing the Fund includes Anthony Norris, Peter Wilson, Alex Perrin and Michael Lee, each of whom has co-managed the Fund since 2006.

Mr. Norris is Chief Investment Officer, Senior Portfolio Manager and Managing Director with Evergreen International. He joined Evergreen International in 1990 and has more than 30 years of investment experience.

Mr. Wilson is Chief Operating Officer, Senior Portfolio Manager and Managing Director with Evergreen International. He joined Evergreen International in 1989 and has more than 25 years of investment experience.

Mr. Perrin is Director of Research and Portfolio Manager with Evergreen International. He joined Evergreen International in 1992 and has more than 10 years of investment experience.

Mr. Lee is Director of Trading and Senior Portfolio Manager with Evergreen International. He joined Evergreen International in 1992 and has more than 20 years of investment experience.

June 20, 2006	576702 (6/06)